SCHEDULE 14A

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[ ]  Definitive Proxy Statement

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                    REMOTE UTILITIES NETWORK, INC.
           ------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:




                    REMOTE UTILITIES NETWORK, INC.
                     540 5th Ave. S.W., Suite 930
                       Calgary, Alberta T2P 0M2

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD JULY 10, 2001

TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Remote Utilities Network, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. PDT, on Tuesday, July 10, 2001, at 777 N. Rainbow Blvd., Suite 390, Las Vegas, Nevada 89107, for the following purposes:

     1. To elect the directors of the Company to serve for a one year term;

     2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Runcorp Inc.;

     3. To approve an amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 20,000,000 to 250,000,000;

     4. To approve an amendment to the Company's Articles of Incorporation to increase the authorized shares of Preferred Stock from 5,000,000 to 25,000,000;

     5. To approve the 2001 Stock Plan;

     6. To ratify the selection of Merdinger, Fruchter, Rosen & Corso,
        P.C. as independent public accountants of the Company for its fiscal year ending December 31, 2001; and

     7. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on May 31, 2001 as the record date for the determination of shareholders entitled to notice and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                   By Order of the Board of Directors

                                   /s/ David Phan

                                   David Phan, Chairman of the Board

Calgary, Alberta
June [8], 2001

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.




                 REMOTE UTILITIES NETWORK, INC.
                  540 5th Ave. S.W., Suite 930
                    Calgary, Alberta  T2P 0M2

                         PROXY STATEMENT
               FOR ANNUAL MEETING OF SHAREHOLDERS
                          JULY 10, 2001

                       PROCEDURAL MATTERS

General
-------

     The enclosed proxy is solicited on behalf of the Board of Directors of Remote Utilities Network, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on July 10, 2001, at 10:00 a.m. PDT (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 777 N. Rainbow Blvd., Suite 390, Las Vegas, Nevada. The Company intends to mail this proxy statement and accompanying proxy card on or about
June [8], 2001 to all shareholders entitled to vote at the Annual
Meeting.

Solicitation
------------

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares
------------------------------------

     Only holders of record of shares of the Company's Common Stock at the close of business on May 31, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 31, 2001, the Company had outstanding and entitled to vote [9,290,000] shares of Common Stock. Each holder of record of the Company's Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards establishment of the required quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies
-----------------------

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at 540 5th Ave. S.W., Suite 930, Alberta, Calgary T2P 0M2, Attention: Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Please note, however, that attendance at the meeting will not by itself revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the meeting, the shareholder must obtain from the record holder a proxy issued in the shareholder's name.

Shareholder Proposals
---------------------

     The next annual meeting of the Company is tentatively scheduled for July 9, 2002. The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is February 9, 2001. If the date of the annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the above meeting date, the Company shall, in a timely manner, inform all shareholders of the changed meeting date and of the date by which such proposals must be received.


                           PROPOSAL 1
                      ELECTION OF DIRECTORS

     As provided in the By-Laws of the Company, the Board of Directors has nominated a slate of candidates for election to the Board of Directors for a term of one year and until their successors have been elected and qualified. The By-Laws also provide that the Board of Directors shall have the right at any time during the ensuing year to increase the number of directors and to elect such directors by a majority vote. The Board has no standing committees of any kind.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. The person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any of the nominees will be unable to serve.

                 Nominees Standing for Election
                 ------------------------------

     The following nominees are standing for election to serve as members of the Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Name                 Age    Position                 Director Since
----                 ---    --------                 --------------

David Phan           46     President and Director   December 1998

Thomas J. Charlton   46     Vice President           May 2001
                            and Director

Omkar Nath Channan   70     Secretary/Treasurer      April 2001

     Set forth below is biographical information for each person nominated to serve in office for a one-year term expiring at the 2002 Annual Meeting.

David Phan
----------

     Mr. Phan is President and a director of Remote and has held this position since December, 1998. Mr. Phan acts in an advisory capacity and as a board liaison with management. His duties include the general overseeing of Remote and its day-to-day operations. Mr. Phan is not currently engaged in any other employment. Prior to this, Mr. Phan owned and operated Phan & Associates, Calgary, Alberta, an insurance brokerage agency, from June 1993 to November, 1998. From 1990 to 1992, Mr. Phan was financial controller and contract administrator for Westronics, Inc., a Calgary technology company. Mr. Phan's responsibilities for this period were ensuring that all financial activities were in compliance with Canadian General Accounting Principals (GAP), and overseeing contracts and administration worldwide. For 1981 to 1990, he held the positions of Divisional Chief Accountant and Senior Corporate Accountant with the Central Alberta Dairy Pool in Calgary and Red Deer, Alberta. Mr. Phan sits on the board of several hi-tech companies, namely, Autoeye, Inc., TVR Technologies Inc., and West Development Corp. Mr. Phan has also held various accounting positions internationally in Hong Kong and Indonesia. Mr. Phan is a graduate of the Saskatchewan Technical Institute, Moose Jaw, Saskatchewan and has Certified Management Accounting Designation.

Thomas J. Charlton
------------------

	Mr. Charlton is Vice President and a director of Remote and has held that position since May 24, 2001. Since 1997, Mr. Charlton has been the President, Chief Executive Officer and a director of Samson Healthcare Corp. From 1994 to 1997, Mr. Charlton was the President of AWA Light Corporation, a technology manufacturing and distribution company. Mr. Charlton also consulted with private companies on restructuring, refi-nancing and becoming a publicly traded company. Mr. Charlton received a Bachelor of Commerce Degree in Finance from the University of Calgary in 1986. Prior to 1986, Mr. Charlton received a Diploma in Emergency Paramedicine from the Southern Alberta Institute of Technology and worked as an Emergency Paramedic for seven years. Mr. Charlton is currently Chairman of the Board for AWA Technologies Inc. In addition, Mr. Charlton currently sits on the boards of: National Health Stores, a publicly traded company specializing in the distri-bution and consolidation of the vitamin and wellness industry in Canada; Calgary Association of Medical Products, a health-care networking organization which also provides a lobbying voice to government; Investsmart, a private company providing diversified investment opportunity and practice management services to physicians and the healthcare market using a web-based service.

Omkar Nath Channan
------------------

     Mr. Channan is Secretary/Treasurer and director of Remote and has held that position since April 23, 2001. Mr. Channan retired from his position as Chief Controller of Prosecutions of the Law Department for the City of Calgary in 1996. From 1996 to 1997, Mr. Channan was a Senator for the University of Calgary. Since 1996, he has been the Founding World President & Governor of The World Organization of Business Officials, the President of the Calgary-Jaipur Development Foundation (Sister Cities of India and Canada), President of the United Nations Association in Canada-Calgary Branch, and a member of the International Business Committee of the Calgary Chamber of Commerce.

     The three candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company. Abstentions and broker non-votes will have the same effect as a vote against this Proposal 1.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 IN FAVOR OF THE NAMED NOMINEES



                           PROPOSAL 2
           AMENDMENT TO THE ARTICLES OF INCORPORATION
                  TO CHANGE THE CORPORATE NAME

Proposed Amendment
------------------

     The Board of Directors has adopted, subject to shareholder approval, a resolution to amend Article I of the Company's Articles of Incorporation to change the Company's corporate name from Remote Utilities Network, Inc. to Runcorp Inc. In the judgment of the Board, the change of the Company's corporate name is desirable in view of the change in the character and strategic focus of the Company's business.

     The change in corporate name will not affect the status of the Company or the rights of any stockholder in any respect, or the validity or transferability of stock certificates presently outstanding. The Company's stockholders will not be required to exchange stock certificates to reflect the new name. If a stockholder's shares of Common Stock are currently represented by a physical certificate, that certificate will continue to represent such stockholder's ownership of such shares. A copy of the amendment to our Articles of Incorporation proposed by Proposals 2, 3 and 4 is attached hereto as Appendix 1.

New Trading Symbol
------------------

     In connection with the proposed name change, the Company will be assigned a new trading symbol by the NASD. If Proposal 2 is approved by the stockholders, both the name change and the trading symbol will become effective as soon as practicable after the Annual Meeting.

Vote Required
-------------

     The proposed amendment to the Articles of Incorporation to change the corporate name of the Company will become effective only upon approval of a majority of all outstanding shares of Common Stock by the shareholders entitled to vote and the filing of a Certificate of Amendment to the Articles of Incorporation with the Secretary of the State of Nevada, which filing is expected to take place shortly after the Annual Meeting. If this proposed amendment is not approved by the shareholders, then the Certificate of Amendment will not be filed. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 2.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
        AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO
           CHANGE THE COMPANY'S NAME TO RUNCORP INC.



                           PROPOSAL 3
            AMENDMENT TO ARTICLES OF INCORPORATION TO
                INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to increase the Company's authorized number of shares of Common Stock from twenty million (20,000,000) shares to two hundred fifty million (250,000,000) shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Articles of Incorporation with the Secretary of State of the State of Nevada following shareholder approval.

Reasons for the Proposed Increase in Authorized Common Stock
------------------------------------------------------------

     As of May 31, 2001 there were [9,290,000] shares of Common Stock of the Company outstanding. Accordingly, there are currently 10,710,000 shares of Common Stock that are unissued. The Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock. The authorization of the additional shares of Common Stock is necessary to provide sufficient authorized but unissued shares which will provide the Company with the flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further shareholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business using the Company's Common Stock as currency. The Company has no present plan, agreement or understanding with respect to the issuance of such additional authorized shares of Common Stock.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could choose to strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

Other Considerations
--------------------

     If this Proposal 3 is approved, the Board of Directors does not intend to seek further stockholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, the Articles of Incorporation, the requirements of the Nasdaq Stock Market or other stock exchange on which the Company's Common Stock is trading, or unless the Board of Directors deem it advisable to do so to qualify an employee benefit plan or stock option plan. Further, the Board of Directors does not intend to issue any shares of Common Stock to be authorized under this proposal except upon the terms the Board of Directors deems to be in the best interests of the Company and its stockholders. The issuance of additional shares of Common Stock may, depending on the timing and circumstances, dilute earnings per share and book value per share as well as have a dilutive effect on stockholder's equity and voting rights.

     This amendment is being sought solely to enhance the Company's corporate finance flexibility. Holders of Common Stock have no preemptive rights. The availability for issuance, or the issuance, of additional shares of Common Stock also could, under certain circumstances, have the effect of rendering more difficult or discouraging an attempt by a third party to obtain control of the Company making it potentially less likely that our stockholders will obtain a change of control premium sometimes realized in connection with change of control transactions. For example, the issuance of shares of Common Stock (within the limits imposed by applicable law and the rules of any exchange upon which the Common Stock may be listed) in a public or private sale, merger or similar transaction would increase the number of our outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of us and increase the cost of such transaction. The issuance of additional shares of Common Stock could be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of the stockholders. Management is not currently aware of any present efforts of any persons to obtain control of the Company, and the proposed increase in authorized shares of Common Stock is not intended to be an anti-takeover device. A copy of the amendment to our Articles of Incorporation proposed by Proposals 2, 3 and 4 is attached hereto as Appendix 1.

No Dissenter's Rights
---------------------

     Under the Nevada General Corporate Law, stockholders are not entitled to dissenter's rights of appraisal with respect to this Proposal 3 to increase the authorized Common Stock of Remote.

Vote Required
-------------

     Pursuant to the Nevada General Corporate Law, the affirmative vote of the holders of a majority of the shares of our Common Stock entitled to vote is needed for approval of the increase set forth in Proposal 3. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 3.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
        AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO
              INCREASE THE AUTHORIZED COMMON STOCK



                           PROPOSAL 4
       AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
                   AUTHORIZED PREFERRED STOCK

     The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to increase the Company's authorized number of shares of Preferred Stock from five million (5,000,000) shares to twenty-five million (25,000,000) shares.

Reasons for the Proposed Increase in "Blank Check" Preferred Stock
------------------------------------------------------------------

     The Board of Directors proposes to amend the Company's Articles of Incorporation to establish what is commonly know as "blank check" Preferred Stock, with a limitation of twenty-five million (25,000,000) authorized shares. Currently, there are no shares of Preferred Stock issued and outstanding. This amendment is being sought because the Board of Directors believe that it is advisable and in the best interests of Remote to have available additional shares of Preferred Stock to provide Remote with greater flexibility in financing its continued operations and undertaking acquisitions. The Board believes that the additional blank check Preferred Stock will provide Remote with a capital structure better suited to meet Remote's short and long term capital needs. The additional shares of blank check Preferred Stock will permit Remote to negotiate the precise terms of an equity instrument by simply creating a new series of Preferred Stock without incurring the cost and delay in obtaining stockholder approval. This allows Remote to more effectively negotiate with, and satisfy the precise financial criteria of, any investor in a timely manner.

Other Considerations
--------------------

     If this Proposal 4 is approved, the Board of Directors does not intend to seek further stockholder approval prior to the issuance of any additional shares of preferred stock in future transactions unless required by law, our Articles of Incorporation, the requirements of the Nasdaq Stock Market or other stock exchange on which we are trading our stock, or unless the Board of Directors deem it advisable to do so to qualify an employee benefit plan or stock option plan. Further, the Board of Directors does not intend to issue any shares of preferred stock to be authorized under this proposal except upon the terms the Board of Directors deems to be in the best interests of Remote and its stockholders. This amendment is being sought solely to enhance the Company's corporate finance flexibility. The availability for issuance, or the issuance, of shares of preferred stock also could, under certain circumstances, have the effect of rendering more difficult or discouraging an attempt by a third party to obtain control of the Company making it potentially less likely that our stockholders will obtain a change of control premium sometimes realized in connection with change of control transactions. Management of Remote is not currently aware of any present efforts of any persons to obtain control of Remote, and the proposed increase in authorized shares of preferred stock is not intended to be an anti-takeover device. A copy of the amendment to our Articles of Incorporation proposed by Proposals 2, 3 and 4 is attached hereto as Appendix 1.

No Dissenter's Rights
---------------------

     Under the Nevada General Corporate Law, stockholders are not entitled to dissenter's rights of appraisal with respect to this Proposal 4 to increase the authorized preferred stock of Remote.

Vote Required
-------------

     Pursuant to the Nevada General Corporate Law, the affirmative vote of the holders of a majority of the shares of our Common Stock entitled to vote is needed for approval of the increase of preferred stock set forth in Proposal 4. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 4.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
  AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE
                   AUTHORIZED PREFERRED STOCK



                           PROPOSAL 5
                 APPROVAL OF THE 2001 STOCK PLAN

     In May 2001, the Company's Board of Directors approved the adoption of the 2001 Stock Plan (the "Plan"), subject to stockholder approval. If approved by the stockholders, the 2001 Plan will allow stock option grants to attract and retain employees, directors and consultants. Up to 20,000,000 shares of Common Stock may be issued under the Plan. A copy of the Plan is attached as Appendix 2 to this Proxy Statement.

     At the Annual Meeting, the stockholders are being requested to consider and approve the adoption of the Plan which initially includes up to 20,000,000 shares of Common Stock reserved for issuance thereunder.

Summary of the Plan
-------------------

     GENERAL. The purpose of the Plan is to promote the best interest of the Company, and its stockholders by providing a means of non-cash remuneration to selected Eligible Participants who contribute most to the operating progress and earning power of the Company.

     ADMINISTRATION. The Plan may be administered by the Board of Directors or a committee appointed by the Board. The Board or its appointed committee determines the eligibility of recipients, when and how stock awards are granted, the provisions of each award granted, and the number of shares subject to each award. The Board or its appointed committee shall have power to construe and interpret the Plan and awards granted under it, to establish, amend and revoke rules and regulations for its administration, to terminate or suspend the Plan, and to exercise such powers and to perform such acts as the Board or its appointed committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

     SHARES SUBJECT TO THE PLAN. Subject to adjustments upon changes in capitalization or due to dissolution, liquidation, merger or asset sale, the Common Stock that may be issued shall not exceed in the aggregate twenty million (20,000,000) shares of Common Stock. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Such Common Stock may be authorized and unissued or reacquired Common Stock of the Company.

     ELIGIBILITY. Stock options or stock awards may be granted to any employee, director, officer, consultant, or advisor of the Company who is determined to be an eligible participant by the Committee designated by the Board of Directors to administer the Plan, or if no Committee is so designated, the Board of Directors. The Board of Directors or its appointed committee shall determine (i) the number of shares of Common Stock issuable directly or to be granted pursuant to an option; (ii) the price per share at which each Option may be exercised, in cash or cancellation of fees for services for which the Company is liable, if applicable, or the value per share if a direct issue of stock pursuant to a stock award; and (iii) the terms on which each option may be granted. Such determination may from time to time be amended or altered at the sole discretion of the Board of Directors or its appointed committee.

     COST BASIS FOR STOCK AWARDS AND OPTION EXERCISE PRICE. The negotiated cost basis of stock issued directly as a Stock Award or the exercise price for each Option to purchase shares of Common Stock shall be as determined by the Board of Directors or its appointed committee, it being understood that the price so determined by the Board of Directors or its appointed committee may vary from one Eligible Participant to another. In computing the negotiated direct issue price as a Stock Award or the Option exercise price per share of Common Stock, the Board of Directors or its appointed committee shall take into consideration, among other factors, certain restrictions set forth in the Plan, such as transferability, compliance with securities laws and changes in accounting rules.

     PAYMENT OF EXERCISE PRICE. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised or (ii) at the discretion of the Board, (1) according to a deferred payment or other similar arrangement with the option holder or (2) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, the terms of such arrangement shall be determined by the Board of Directors or its appointed committee in its sole discretion, which terms shall be set forth in writing. The terms and conditions so set by the Board of Directors or its appointed committee may vary from one Eligible Participant to another. In the event that the Board of Directors or its appointed committee approves an Option permitting deferred payments, the Eligible Participant's obligation to pay for such Common Stock may be evidenced by a promissory note executed by such Eligible Participant and containing such modifications thereto and such other provisions as the Board of Directors or its appointed committee, in its sole discretion, may determine.

     TERMINATION OF CONTINUOUS SERVICE. Unless otherwise set forth in a separate written agreement, in the event that option holder's employee or consultant status with the Company or any affiliated corporation ceases or terminates for any reason whatsoever, including, but not limited to, death, disability, or voluntary or involuntary cessation or termination, the Grant of Option shall terminate with respect to any portion of the Grant of Option that has not vested prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company. In the event of termination for cause, the Grant of Option shall immediately terminate in full with respect to any unexercised options, and any vested but unexercised options shall immediately expire and may not be exercised. Unless otherwise set forth in a separate written agreement, vested options must be exercised within six months after the date of termination (other than for cause), notwithstanding the option exercise expiration date.

     ADJUSTMENTS UPON CHANGES IN STOCK. Appropriate adjustments shall be made to the number of shares of Common Stock issuable pursuant to an incomplete or pending Stock Award that has not yet been delivered or upon exercise of any Options and the exercise price thereof in the event of: (i) a subdivision or combination of any of the shares of capital stock of the Company; (ii) a dividend payable in shares of capital stock of the Company; (iii) a reclassification of any shares of capital stock of the Company; or (iv) any other change in the capital structure of the Company.

     TRANSFERABILITY. No right or interest of any Eligible Participant in an Option or Stock Award shall be assignable or transferable during the lifetime of the Eligible Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. However, the Board of Directors may, in its sole discretion, permit transfers to family members if and to the extent such transfers are permissible under applicable securities laws. In the event of an Eligible Participant's death, an Eligible Participant's rights and interest in an Option or Stock Award shall be transferable by testamentary will or the laws of descent and distribution, and delivery of any shares of Common Stock due under this Plan shall be made to, and exercise of any Options may be made by, the Eligible Participant's legal representatives, heirs or legatees. If in the opinion of the Board of Directors or its appointed committee a person entitled to payments or to exercise rights with respect to this Plan is unable to care for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Board of Directors or its appointed committee with evidence satisfactory to the Board of Directors or its appointed committee of such status.

     AMENDMENT AND TERMINATION. The Board of Directors, upon recommendation of its appointed committee or at its own initiative, at any time may terminate and at any time and from time to time and in any respect, may amend or modify the Plan, including (a) increase the total amount of Common Stock that may be awarded under the Plan, except in the case of changes in the capital structure of the Company; (b) change the classes of persons from which Eligible Participants may be selected or materially modify the requirements as to eligibility for participation in the Plan; (c) increase the benefits accruing to Eligible Participants; or (d) extend the duration of the Plan.

     Any Option or other Stock Award granted to a Eligible Participant prior to the date the Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Eligible Participant. The termination or any modification or amendment of the Plan shall not, without the consent of a Eligible Participant, affect his rights under an Option or other Stock Award previously granted to him.

     COMPLIANCE WITH TAX REQUIREMENTS. Each Eligible Participant shall be liable for payment of all applicable federal, state and local income taxes incurred as a result of the receipt of a Stock Award or an Option, the exercise of an Option, and the sale of any shares of Common Stock received pursuant to a Stock Award or upon exercise of an Option. The Company may be required, pursuant to applicable tax regulations, to withhold taxes for an Eligible Participant, in which case the Company's obligations to deliver shares of Common Stock upon the exercise of any Option granted under the Plan or pursuant to any Stock Award, shall be subject to the Eligible Participant's satisfaction of all applicable federal, state and local income and other income tax withholding requirements.

Duration of the Plan
--------------------

     The Plan shall terminate on May 22, 2006, which is the day before the fifth anniversary of the effective date of the Plan, and may be extended thereafter or terminated prior thereto by action of the Board of Directors; and no Option or Stock Award shall be granted after such termination. Options and Stock Awards outstanding at the time of the Plan's termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

Vote Required
-------------

     The affirmative vote of the holders of a majority of the shares casting their votes at the Annual Meeting will be required to approve the adoption of the Plan. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 5.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
                 ADOPTION OF THE 2001 STOCK PLAN



                           PROPOSAL 6
                  RATIFICATION OF SELECTION OF
                 INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001. Merdinger, Fruchter, Rosen & Corso, P.C. has audited the Company's financial statements since fiscal 2000. No representative of Merdinger, Fruchter, Rosen & Corso, P.C. is expected to be present at the Annual Meeting.

     Shareholder ratification of the selection of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of Merdinger, Fruchter, Rosen & Corso, P.C. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Abstentions and broker non-votes will be have the same effect as a vote against this Proposal 6.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
   THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS



                      SECURITY OWNERSHIP OF
            CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth each person known to us, as of May 31, 2001, to be a beneficial owner of five percent (5%) or more of Remote's outstanding Common Stock, each officer and director individually, and all executive officers and directors as a group. No other class of voting securities is outstanding. Each person is believed to have sole voting and investment power over the shares. Except as noted, each person has sole voting and investment power with respect to the shares shown. None of the beneficial owners has the right to acquire any shares of Remote's Common Stock within 60 days pursuant to options, warrants, rights, conversion privileges, or similar obligations. Unless otherwise indicated, all shares are beneficially owned by the persons named.

                                Amount and Nature
Name and Address of               of Beneficial      Percent of
Beneficial Owner                    Ownership        Class (1)
-------------------             -----------------    ----------

Autoeye, Inc.                   720,000  Direct         7.8%
540 5th Ave. S.W.
Calgary, Alberta T2P 0M2

David Phan (2)                1,720,000  Indirect      18.5%
Suite 801
200 La Caille Pl. S.W.
Calgary, Alberta T2P 5E2

Robert Gentles (3)               50,000  Direct         8.3%
7 Penmeadows Place, SE          720,000  Indirect
Calgary, Alberta T2A 3P8

Omkar Nath Channan (4)           50,000  Direct         8.3%
155 Bearspaw Meadows            720,000  Indirect
Calgary, Alberta T3L 2M3

Thomas J. Charlton                      0                --
Suite 1515
1800 Fourth St. S.W.
Calgary, Alberta T2S 2S5

Bonnie Phan (5)               1,000,000  Direct        10.8%
Suite 801
200 La Caille Pl. S.W.
Calgary, Alberta T2P 5E2

The Purple Lotus Society      1,155,000  Direct        12.0%
636 San Mateo Ave.
San Bruno, CA 94066

Andrew Chou (6)                  695,000 Direct        23.1%
4027 26th Ave. N.W.            1,455,000 Indirect
Calgary, Alberta T1Y 3J7

Samantha Chou (6)                300,000 Direct        23.1%
4027 26th Ave. N.W.            1,850,000 Indirect
Calgary, Alberta T1Y 3J7

Wu Ying Li                       550,000 Direct         5.9%
7103 Hunter Crest Rd. N.W.
Calgary, Alberta T2K 4J9

Christine Hong                   470,000 Direct         5.1%
19601 Pine Valley Way
Northridge, CA 91326

Includes all officers and           2,540,000           2.7%
directors of Remote as a
group (4 persons)
_____________________

     (1) Based upon 9,290,000 shares of Common Stock outstanding as of May 31, 2001.

     (2) David Phan, President and a director of Remote, is also a director of Autoeye and owns more than 10% of Autoeye's Common Stock and therefore indirectly owns the 720,000 shares of Remote directly owned by Autoeye. 1,000,000 shares of Remote are owned by his wife and are therefore deemed to be beneficially owned by Mr. Phan.

     (3) Robert Gentles, the Chief Financial Officer of Remote, is also the President of Autoeye and therefore indirectly owns the 720,000 shares of Remote directly owned by Autoeye.

     (4) Omkar Nath Channan, director of Remote, is also a director of Autoeye and therefore indirectly owns the 720,000 shares of Remote directly owned by Autoeye.

     (5) Bonnie Phan is the wife of David Phan.

     (6) Samantha Chou is the President and Andrew Chou is the Treasurer of Purple Lotus Society. Andrew Chou and Samantha Chou are husband and wife. Samantha Chou directly owns 300,000 shares of Remote and Andrew
         Chou directly owns 695,000 shares of Remote. Therefore, Mr. and Mrs. Chou are deemed to beneficially own each other's shares and also each of them are deemed to beneficially own the 1,155,000 shares directly owned by Purple Lotus Society.

                     EXECUTIVE COMPENSATION

     No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees. Directors are not compensated for their services as directors of the Company. Executives and key management are considered part-time employees and are paid on a monthly basis. There are no employment agreements between the Company and any of its officers, directors or employees. No employee was compensated in excess of $100,000 during fiscal years 1999 and 2000. The Company has not granted any options to purchase its Common Stock.


                   SUMMARY COMPENSATION TABLE

                             Annual compensation                  Long term compensation
                            ----------------------   -----------------------------------------
                                                               Awards                  Payouts
                                                     -----------------------------------------
                                                                  Securities
                                            Other    Restricted   underlying             All
                                            Annual     Stock       options/     LTIP     other
                            Salary   Bonus   Comp.     Awards        SARs      Payouts   Comp.
Name and Position    Year    ($)      ($)    ($)        (#)          ($)         ($)      ($)
-----------------    ----   ------   -----  ------   ----------   ----------   -------   -----

David Phan,          1999     0
C.E.O.,              2000     0
President

Robert Gentles,      2000   15,600
C.F.O.

James Nikiforuk,     2000   15,600
VP-Sales/Marketing

Paul Chidley,        2000    6,000
Technical Manager

Trevor Critchley,    2000   15,600
Communications


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were delinquent in their filings.


                        LEGAL PROCEEDINGS

     The Company is not a party to any legal proceeding.


                      CERTAIN TRANSACTIONS

     The Company's By-Laws provide that the Company will indemnify its directors and executive officers and may indemnify its other officers, employees and other agents to the extent not prohibited by Nevada law. Under the Company's By-Laws, indemnified parties are entitled to indemnification for negligence, gross negligence and otherwise to the fullest extent permitted by law. The By-Laws also require the Company to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification.


                          OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                          ANNUAL REPORT

     Included with this proxy statement is a copy of the Company's annual report for the year ended December 31, 2000. This annual report is taken from the Company's Form 10-KSB, filed with the United States Securities and Exchange Commission on April 2, 2001, with certain exhibits excluded. The entire filings, with all exhibits attached, are available online at the SEC's website, www.sec.gov. (Note that some of those exhibits are not attached to the Form 10-KSB but are included in other Forms filed with the SEC; those Forms are referenced from the Form 10-KSB, and are also available online at the addresses mentioned above.) The exhibits listed in the table below are not included with this proxy statement. Any shareholder who wishes to receive a copy of any of these exhibits may view them online at the addresses mentioned above, or may receive a copy from the Company by written request sent to the Company at the address shown on the cover page of this proxy statement, together with a check in the amount of $20 for each exhibit requested, which covers the cost of copying, handling, and mailing the exhibits. CERTAIN OTHER INFORMATION IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST. PLEASE CONTACT REMOTE UTILITIES NETWORK, INC., 540 5TH AVE. S.W., SUITE 930, CALGARY, ALBERTA T2P 0M2, TELEPHONE (403) 264-7356, IF YOU WOULD LIKE TO REQUEST A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31, 2001, OR ADDITIONAL REPORTS.

  Exhibit No.  Description
  -----------  -----------

     3.1       Articles of Incorporation (incorporated
               by reference to Exhibit 3.1 to the
               Registrant's registration statement on
               Form 10-SB filed with the Securities
               and Exchange Commission on May 24,
               2000, File No. 000-30705).

     3.2       Articles of Amendment to Articles of
               Incorporation. (incorporated by
               reference to Exhibit 3.2 to the amended
               registration statement on Form SB-2
               filed with the Securities and Exchange
               Commission on March 7, 2001, File No.
               333-49042).

     3.3       Restated Bylaws (incorporated by
               reference to Exhibit 3.3 to the
               Quarterly Report on Form 10-QSB/A for
               the quarter ended March 31, 2001).

     10.1      License Agreement between Autoeye, Inc.
               and Remote Utilities Network, Inc.,
               dated June 30, 1999 (incorporated by
               reference to Exhibit 10.1 to the
               Registrant's registration statement on
               Form 10-SB filed with the Securities
               and Exchange Commission on May 24,
               2000, File No. 000-30705).

     10.2      Addendum to License Agreement, dated
               December 12, 2000 (incorporated by
               reference to Exhibit 10.2 to the
               amended registration statement on Form
               SB-2 filed with the Securities and
               Exchange Commission on March 7, 2001,
               File No. 333-49042).

     10.3      Second Addendum to License Agreement,
               dated May 16, 2001 (incorporated by
               reference to Exhibit 10.3 to the
               Company's Current Report on Form 8-K
               filed with the Securities and Exchange
               Commission on May 18, 2001).

     16.1      Letter re change in certifying
               accountant dated April 11, 2000
               (incorporated by reference to Exhibit
               16 to the Registrant's registration
               statement on Form 10-SB filed with the
               Securities and Exchange Commission on
               May 24, 2000, File No. 000-30705).

     23.3      Consent of Grant Thornton for the
               reference to their Doane Raymond Report
               dated January 27, 1998. (incorporated
               by reference to Exhibit 23.3 to the
               amended registration statement on Form
               SB-2 filed with the Securities and
               Exchange Commission on March 7, 2001,
               File No. 333-49042).



                                        By Order of the Board of Directors

                                        /s/ David Phan

                                        David Phan, Chairman of the Board




                           APPENDIX 1

  CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                 REMOTE UTILITIES NETWORK, INC.

REMOTE UTILITIES NETWORK, INC., a corporation organized and existing under the Nevada General Corporation Law (the
"Corporation"), does hereby certify as follows:

1. The Articles of Incorporation of the Corporation are hereby amended by deleting Article I in its entirety and substituting the following in lieu thereof:

                              NAME

               The name of the Corporation, hereinafter called the "Corporation," is Runcorp
               Inc.

2. The Articles of Incorporation of the Corporation are hereby amended by deleting the first paragraph of Article IV in its entirety and substituting the following in lieu thereof:

          Number of Shares. The aggregate number of shares which the corporation shall have authority to issue is 250,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $.001 per share.

3. This amendment to the Articles of Incorporation was duly adopted in accordance with the provisions of Section 78.390 of the Nevada General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and attested by its duly authorized officers, this _____ day of ______________, 2001.



By ______________________________________
David Phan, President and Chief Executive Officer

ATTEST:

__________________________________________
Omkar Nath Channan, Secretary




                           APPENDIX 2

                 REMOTE UTILITIES NETWORK, INC.
                         2001 STOCK PLAN


SECTION 1. INTRODUCTION

     1.1  Establishment. Effective as provided in Section 17,
Remote Utilities Network, Inc., a Nevada corporation (the
"Company"), hereby establishes this plan of stock-based compensation incentives for selected Eligible Participants of the Company or any Affiliated Corporation. This Plan shall be known as the 2001 Stock Plan (the "Plan").

     1.2 Purpose. The purpose of this Plan is to promote the best interest of the Company, and its stockholders by providing a means of non-cash remuneration to selected Eligible Participants who contribute most to the operating progress and earning power of the Company.

SECTION 2. DEFINITIONS

     The following definitions shall be applicable to the terms used in this Plan:

     2.1 "Affiliated Corporation" means any corporation that is now or shall be during the term of this Plan either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code;

     2.2 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     2.3 "Committee" means a committee designated by the Board of Directors to administer this Plan or, if no committee is so designated, the Board of Directors. Any Committee member who is also an Eligible Participant may receive an Option or Stock Award only if he abstains from voting in favor of a grant to himself, and the grant is determined and approved by the remaining Committee members. The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee.

     2.4 "Common Stock" means the Company's $.001 par value common stock.

     2.5  "Company" means Remote Utilities Network, Inc., a
Nevada corporation, and any subsidiary or Affiliated Corporation.

     2.6 "Effective Date" means the effective date of this Plan, as set forth in Section 17 hereof.

     2.7 "Eligible Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined
(in accordance with the provisions of Section 4 hereof) to be eligible to receive an Option or Stock Award hereunder.

     2.8 "Option" means the grant to an Eligible Participant of a right to acquire shares of Common Stock.

     2.9  "Plan" means this 2001 Stock Plan, dated May 23, 2001.

     2.10 "Stock Award" means the grant to an Eligible
Participant of shares of Common Stock issuable directly under this Plan rather than upon exercise of an Option.

     Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3. ADOPTION AND ADMINISTRATION OF THIS PLAN.

     Upon adoption by the Company's Board of Directors, this Plan became effective as of May 23, 2001. In the absence of contrary action by the Board of Directors, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board of Directors with respect to the implementation, interpretation or administration of this Plan shall be final, conclusive and binding.

SECTION 4. ELIGIBILITY AND AWARDS

     The Committee shall determine at any time and from time to time after the effective date of this Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to an Option; (iii) the price per share at which each Option may be exercised, in cash or cancellation of fees for services for which the Company is liable, if applicable, or the value per share if a direct issue of stock pursuant to a Stock Award; and (iv) the terms on which each Option may be granted. Such determination may from time to time be amended or altered at the sole discretion of the Committee. Notwithstanding the provisions of Section 3 hereof, no such determination by the Committee shall be final, conclusive and binding upon the Company unless and until the Board of Directors has approved the same; provided, however, that if the Committee is composed of a majority of the persons then comprising the Board of Directors of the Company, such approval by the Board of Directors shall not be necessary.

SECTION 5. GRANT OF OPTION OR STOCK AWARD

     Subject to the terms and provisions of this Plan, the terms and conditions under which an Option or Stock Award may be granted to an Eligible Participant shall be set forth in a written agreement (i.e., a Consulting Agreement, Services Agreement, Fee Agreement, or Employment Agreement) or, if an Option, a written Grant of Option in the form attached hereto as Exhibit A (which may contain such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine).

SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

     The total number of shares of Common Stock reserved for issuance by the Company either directly as Stock Awards or underlying Options granted under this Plan shall not be more than twenty million (20,000,000). The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of this Plan. Such Common Stock may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7. PURCHASE OF SHARES OF COMMON STOCK

     7.1 As soon as practicable after the determination by the Committee and approval by the Board of Directors (if necessary, pursuant to Section 4 hereof) of the Eligible Participants and the number of shares an Eligible Participant may be issued directly as a Stock Award or eligible to purchase pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice may be accompanied by the Grant of Option, if appropriate, to be executed by such Eligible Participant.

     7.2 The negotiated cost basis of stock issued directly as a Stock Award or the exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another. In computing the negotiated direct issue price as a Stock Award or the Option exercise price per share of Common Stock, the Committee shall take into consideration, among other factors, the restrictions set forth in Section 11 hereof.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS

     The Committee shall determine the terms and conditions of each Option granted to Eligible Participants, which terms shall be set forth in writing. The terms and conditions so set by the Committee may vary from one Eligible Participant to another. In the event that all the Committee approves an Option permitting deferred payments, the Eligible Participant's obligation to pay for such Common Stock may be evidenced by a promissory note executed by such Eligible Participant and containing such modifications thereto and such other provisions as the Committee, in its sole discretion, may determine.

SECTION 9. DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE OF
           OPTION

     The Company shall deliver to each Eligible Participant such number of shares of Common Stock as such Eligible Participant is entitled to receive pursuant to a Stock Award or elects to purchase upon exercise of the Option. Such shares, which shall be fully paid and nonassessable upon the issuance thereof (unless a portion or all of the purchase price shall be paid on a deferred basis) shall be represented by a certificate or certificates registered in the name of the Eligible Participant and stamped with an appropriate legend referring to the restrictions thereon, if any. Subject to the terms and provisions of the Nevada Revised Statutes and the written agreement to which he is a party, an Eligible Participant shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect thereto (except to the extent such Eligible Participant defaults under a promissory note, if any, evidencing the deferred purchase price for such shares), provided that such shares shall be subject to the restrictions hereinafter set forth. In the event of a merger or consolidation to which the Company is a party, or of any other acquisition of a majority of the issued and outstanding shares of Common Stock of the Company involving an exchange or a substitution of stock of an acquiring corporation for Common Stock of the Company, or of any transfer of all or substantially all of the assets of the Company in exchange for stock of an acquiring corporation, a determination as to whether the stock of the acquiring corporation so received shall be subject to the restrictions set forth in Section 11 shall be made solely by the acquiring corporation.

SECTION 10. RIGHTS OF EMPLOYEES; ELIGIBLE PARTICIPANTS

     10.1 Employment. Nothing contained in this Plan or in any Option or Stock Award granted under this Plan shall confer upon any Eligible Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Eligible Participant from the rate in existence at the time of the grant of an Option or Stock Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

     10.2 Non-transferability. No right or interest of any Eligible Participant in an Option or Stock Award shall be assignable or transferable during the lifetime of the Eligible Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. However, the Board of Directors may, in its sole discretion, permit transfers to family members if and to the extent such transfers are permissible under applicable securities laws. In the event of an Eligible Participant's death, an Eligible Participant's rights and interest in an Option or Stock Award shall be transferable by testamentary will or the laws of descent and distribution, and delivery of any shares of Common Stock due under this Plan shall be made to, and exercise of any Options may be made by, the Eligible Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to this Plan is unable to care for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

SECTION 11. GENERAL RESTRICTIONS

     11.1 Investment Representations. The Company may require any person to whom an Option or Stock Award is granted, as a condition of exercising such Option, or receiving such Stock Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Option or Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     11.2 Restrictions on Transfer of Common Stock. The shares of Common Stock issuable directly as a Stock Award or upon exercise of an Option may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement or pursuant to an exemption from registration, the availability of which is to be established to the satisfaction of the Company, and any certificates representing shares of Common Stock will bear a legend to that effect. However, the Company may, in the sole discretion of the Board of Directors, register with the Securities and Exchange Commission some or all of the shares of Common Stock reserved for issuance under this Plan. Special resale restrictions may, however, continue to apply to officers, directors, control shareholders and affiliates of the Company and such persons will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

     11.3  Compliance with Securities Laws. Each Option or
Stock Award shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Option or Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option or Stock Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     11.4 Changes in Accounting Rules. Notwithstanding any other provision of this Plan to the contrary, if, during the term of this Plan, any changes in the financial or tax accounting rules applicable to Options or Stock Awards shall occur that, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, or cancel, any then outstanding and unexercised Options.

SECTION 12. COMPLIANCE WITH TAX REQUIREMENTS

     Each Eligible Participant shall be liable for payment of all applicable federal, state and local income taxes incurred as a result of the receipt of a Stock Award or an Option, the exercise of an Option, and the sale of any shares of Common Stock received pursuant to a Stock Award or upon exercise of an Option. The Company may be required, pursuant to applicable tax regulations, to withhold taxes for an Eligible Participant, in which case the Company's obligations to deliver shares of Common Stock upon the exercise of any Option granted under this Plan or pursuant to any Stock Award, shall be subject to the Eligible Participant's satisfaction of all applicable federal, state and local income and other income tax withholding requirements.

SECTION 13. PLAN BINDING UPON ASSIGNS OR TRANSFEREES

     In the event that, at any time or from time to time, any Option or Stock Award is assigned or transferred to any party (other than the Company) pursuant to the provisions of Section
10.2 hereof, such party shall take such Option or Stock Award pursuant to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such interest, such party shall agree (for and on behalf of himself or itself, his or its legal representatives and his or its transferees and assigns) in writing to be bound by all provisions of this Plan.

SECTION 14. COSTS AND EXPENSES

     All costs and expenses with respect to the adoption, implementation, interpretation and administration of this Plan shall be borne by the Company.

SECTION 15. CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

     Appropriate adjustments shall be made to the number of shares of Common Stock issuable pursuant to an incomplete or pending Stock Award that has not yet been delivered or upon exercise of any Options and the exercise price thereof in the event of: (i) a subdivision or combination of any of the shares of capital stock of the Company; (ii) a dividend payable in shares of capital stock of the Company; (iii) a reclassification of any shares of capital stock of the Company; or (iv) any other change in the capital structure of the Company.

SECTION 16. PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board, upon recommendation of the Committee or at its own initiative, at any time may terminate and at any time and from time to time and in any respect, may amend or modify this Plan, including:

          (a) Increase the total amount of Common Stock that may be awarded under this Plan, except as provided in Section 15 of this Plan;

          (b)  Change the classes of persons from which Eligible
     Participants may be selected or materially modify the requirements as to eligibility for participation in this Plan;

          (c)  Increase the benefits accruing to Eligible
     Participants; or

          (d)  Extend the duration of this Plan.

     Any Option or other Stock Award granted to a Eligible Participant prior to the date this Plan is amended, modified or terminated will remain in effect according to its terms unless otherwise agreed upon by the Eligible Participant; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under
Section 11 or Section 15. The termination or any modification or amendment of this Plan shall not, without the consent of a Eligible Participant, affect his rights under an Option or other Stock Award previously granted to him.

SECTION 17. EFFECTIVE DATE OF THIS PLAN

     17.1  Effective Date. This Plan is effective as of May 23,
2001, the date it was adopted by the Board of Directors of the Company.

     17.2 Duration of this Plan. This Plan shall terminate at midnight on May 22, 2006, which is the day before the fifth anniversary of the Effective Date, and may be extended thereafter or terminated prior thereto by action of the Board of Directors; and no Option or Stock Award shall be granted after such termination. Options and Stock Awards outstanding at the time of this Plan's termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

SECTION 18. BURDEN AND BENEFIT

     The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Eligible Participant, his executives or administrators, heirs, and personal and legal representatives.


     Dated as of the 23rd day of May, 2001.



                              REMOTE UTILITIES NETWORK, INC.


                              By:/s/ David Phan
                                 David Phan, President
ATTEST:


/s/ Omkar Nath Channan
Omkar Nath Channan, Secretary


                            EXHIBIT A

                             FORM OF
                 GRANT OF OPTION PURSUANT TO THE
                 REMOTE UTILITIES NETWORK, INC.
                         2001 STOCK PLAN

     Remote Utilities Network, Inc., a Nevada corporation (the "Company"), hereby grants to ________________________________
("Optionee") an Option to purchase ___________ shares of common stock, $.001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"), in accordance with and subject to the terms and conditions of the 2001 Stock Plan (the "Plan"). This option is exercisable in whole or in part, and upon payment in cash or cancellation of fees, or other form of payment acceptable to the Company, to the offices of the Company at 540-5th Ave. S.W., Suite 930, Calgary, Alberta T2P 0M2. This Grant of Option supersedes and replaces any prior notice of option grant, description of vesting terms or similar documents previously delivered to Optionee for options granted on the date stated below.

     Unless otherwise set forth in a separate written agreement, in the event that Optionee's employee or consultant status with the Company or any of its subsidiaries ceases or terminates for any reason whatsoever, including, but not limited to, death, disability, or voluntary or involuntary cessation or termination, this Grant of Option shall terminate with respect to any portion of this Grant of Option that has not vested prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company. In the event of termination for cause, this Grant of Option shall immediately terminate in full with respect to any un-exercised options, and any vested but un-exercised options shall immediately expire and may not be exercised. Unless otherwise set forth in a separate written agreement, vested options must be exercised within six months after the date of termination (other than for cause), notwithstanding the Expiration Date set forth below.

     Subject to the preceding paragraph, this Grant of Option, or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ____________________________ (the "Expiration Date")
by (i) notice in writing, signed by Optionee; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Plan. Any portion of this Grant of Option that is not exercised on or before the Expiration Date shall lapse. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is received by the Company.

     This Option shall be considered validly exercised once payment therefor has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if the Option is granted with deferred payment, and the Company has received written notice of such exercise. If payment is not received within two business days after the date the notice is received, the Company may deem the notice to be invalid.

     If Optionee fails to exercise this Option in accordance with this Grant of Option, then this Grant of Option shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

     This Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Nevada, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the County of Clark, State of Nevada.

     The shares of common stock issuable upon exercise of the Option (the "Underlying Shares") may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

     This Grant of Option relates to options granted on ____________________, _____.


                                   REMOTE UTILITIES NETWORK, INC.

                                   BY THE BOARD OF DIRECTORS
                                   OR A SPECIAL COMMITTEE THEREOF


                                        NOT FOR EXECUTION
                                   By:
                                      ----------------------------

OPTIONEE:

NOT FOR EXECUTION
-----------------------


                 GRANT OF OPTION PURSUANT TO THE
                 REMOTE UTILITIES NETWORK, INC.
                         2001 STOCK PLAN

OPTIONEE:_________________________
OPTIONS GRANTED:__________________
PURCHASE PRICE:  $______ per Share
DATE OF GRANT:____________________
EXERCISE PERIOD: __________________ to __________________

VESTING SCHEDULE:


   OPTION ON
    #SHARES         DATE VESTED (ASSUMING CONTINUED EMPLOYMENT, ETC.)

  ___________       _____________
  ___________       _____________
  ___________       _____________
  ___________       _____________
  ___________       _____________
  ___________       _____________
  ___________       _____________

EXERCISED TO DATE:  ________________, INCLUDING THIS EXERCISE

BALANCE TO BE EXERCISED:  _______________

==================================================================

                       NOTICE OF EXERCISE
         (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:  Remote Utilities Network, Inc. ("Optionor")

     The undersigned, the holder of the Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, ______________ shares of the Common Stock of Remote Utilities Network, Inc., and herewith makes payment of _________________ therefor. Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ______________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Notice of Exercise of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the 2001 Stock Plan, be delivered to Optionor when and as appropriate.


                                   OPTIONEE:

                                   NOT FOR EXECUTION
                                   ----------------------------
Dated:
      ------------------


     PROXY CARD FOR REMOTE UTILITIES NETWORK, INC. (the "Corporation")

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

This proxy is solicited on behalf of the Board of Directors of the Corporation for the Annual Meeting of Shareholders to be held on July 10, 2001. The Board of Directors recommends a vote "FOR" the following:



                                                                          Withhold authority to vote
                                                                          for any individual nominee
                                FOR election of        WITHHOLD vote          (write number(s) of
                                 all nominees        from all nominees         nominee(s) below):
1. Election of Directors:

   Nominees:                             [ ]               [ ]
                                                                                   ----------
   01 - David Phan
   02 - Omkar Nath Channan
   03 - Thomas J. Charlton

2. Approval of the Amendment to the Company's Articles of Incorporation to change the name of the Company to Runcorp Inc.

            [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

3. Approval of the Amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 250,000,000.

            [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

4. Approval of the Amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Preferred Stock from 5,000,000 to 25,000,000.

            [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

5. Approval of the Company's 2001 Stock Plan.

            [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

6. Ratification of the selection of Merdinger, Fruchter, Rosen & Corso, P.C. as independent accountants.

            [ ]  FOR         [ ]  AGAINST          [ ]  ABSTAIN

Votes MUST be indicated using black or blue ink. The undersigned hereby appoints David Phan, proxy, with full power of substitution, to vote all shares of Common Stock of the undersigned in the Corporation at the Annual Meeting of Shareholders to be held on July 10, 2001, and at any adjournment thereof, upon all subjects that may properly come before the meeting. IF SPECIFIC DIRECTIONS ARE NOT GIVEN WITH RESPECT TO ANY MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THIS PROXY CARD IS SIGNED AND RETURNED, THE PROXY WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATION AND MAY EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each shareholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated:                By:
      ---------------    -------------------------------------

                      Print Name:
                                 -----------------------------

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.

Mail this Proxy Card to:  Remote Utilities Network, Inc.
                          Proxy Committee
                          Executive Registrar & Transfer Agency, Inc.
                          3118 W. Thomas Road, Suite 707
                          Phoenix, AZ 85017

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